September 4, 2007

Supplement

SUPPLEMENT DATED SEPTEMBER 4, 2007 TO THE PROSPECTUS OF
MORGAN STANLEY PRIME INCOME TRUST
Dated December 29, 2006

The following disclosure is hereby added after the last sentence of the second paragraph in the section of the Trust’s Prospectus titled ‘‘Prospectus Summary — Investment Objective and Policies’’:

The Trust may invest without limitation in Senior Loans made to non-U.S. borrowers that are U.S. dollar-denominated and may invest up 20% of its total assets in any combination of non-U.S. dollar-denominated Senior Loans or other debt securities.

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The following disclosure hereby replaces the third sentence of the fourth paragraph in the section of the Trust’s Prospectus titled ‘‘Prospectus Summary — Investment Objective and Policies’’:

The Trust may invest without limitation in Senior Loans which are made to non-U.S. borrowers that are U.S. dollar-denominated and may invest up to 20% of its total assets in Senior Loans or other debt securities that are non-U.S. dollar-denominated, provided that the borrower or any such loan meets the credit standards established by the Investment Adviser.

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The following disclosure is hereby added after the first sentence of the section of the Trust’s Prospectus titled ‘‘Prospectus Summary — Hedging and Risk Management Transactions’’:

In addition, the Trust may invest in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Trust may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Trust may use these instruments to modify its exposure to various currency markets.

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The following disclosure is hereby added after the last paragraph of the section of the Trust’s Prospectus titled ‘‘Prospectus Summary — Hedging and Risk Management Transactions’’:

The Trust may enter into forward foreign currency exchange contracts (‘‘forward contracts’’) as a hedge against fluctuations in future foreign exchange rates. The Trust may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Trust may enter into forward contracts under various circumstances. The typical use of a forward contract is to ‘‘lock in’’ the price of a security in U.S. dollars or some other foreign currency, which the Trust is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Trust may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Investment Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated.

The Trust will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Trust to deliver an amount of foreign currency in excess of the value of the Trust’s portfolio securities.

When required by law, the Trust will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Trust’s total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Trust’s commitments with respect to such contracts.

Although the Trust values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Trust at one rate, while offering a lesser rate of exchange should the Trust desire to resell that currency to the dealer.

The Trust may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Trust’s volatility and may involve a significant amount of risk relative to the investment of cash.

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The following disclosure hereby replaces the eighth and ninth sentences of the section of the Trust’s Prospectus titled ‘‘Prospectus Summary — Risk Factors’’:

The Trust may invest without limitation in Senior Loans made to non-U.S. borrowers that are U.S. dollar-denominated and may invest up to 20% of its total assets in Senior Loans or other debt securities that are non-U.S. dollar-denominated. Loans to non-U.S. borrowers and non-U.S. dollar-denominated loans involve a variety of risks not present in the case of U.S. dollar-denominated Senior Loans to U.S. borrowers, including currency risk.

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The following disclosure hereby replaces the section of the Trust’s Prospectus titled ‘‘Risk Factors — Loans to Foreign Borrowers’’:

Loans to Foreign Borrowers and Non-U.S. Dollar-Denominated Securities

The Trust may invest without limitation in Senior Loans which are made to non-U.S. borrowers that are U.S. dollar-denominated and may invest up to 20% of its total assets in non-U.S. dollar-denominated Senior Loans or other debt securities. These securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Trust shares is quoted in U.S. dollars, the Trust may convert U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged. In addition, a decline in a non-U.S. borrower’s own currency relative to the dollar may impair such borrower’s ability to make timely payments of principal and/or interest on a loan.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Trust assets and any effects of foreign social, economic or political instability, which will affect those markets and their issuers, while not necessarily having an effect on the U.S. economy or on similar issuers located in the United States. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, it may be more difficult to value and monitor the value of collateral underlying loans to non-U.S. borrowers. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Trust to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Trust’s trades effected in those markets and could result in losses to the Trust due to subsequent declines in the value of the securities subject to the trades.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

XPISPT

September 4, 2007

Supplement

SUPPLEMENT DATED SEPTEMBER 4, 2007 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY PRIME INCOME TRUST
Dated December 29, 2006

The following disclosure hereby replaces the third paragraph of the section of the Trust’s Statement of Additional Information titled ‘‘Determination of Net Asset Value’’:

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security.

In these cases, the Trust’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Trust’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

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The following disclosure hereby replaces the eighth paragraph of the section of the Trust’s Statement of Additional Information titled ‘‘Taxation’’:

Special tax rules may change the normal treatment of gains and losses recognized by the Trust when the Trust makes certain investments, such as when it invests in options, futures transactions, interest rate swaps, forward foreign currency exchange contracts and non-U.S. dollar-denominated investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Trust.

In addition, the Trust may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Trust may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Trust receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Trust level. Such distributions will be made from the available cash of the Trust or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser will select which securities to sell. The Trust may realize a gain or loss from such sales. In the event the Trust realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

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The following disclosure hereby replaces the first sentence of the eleventh paragraph of the section of the Trust’s Statement of Additional Information titled ‘‘Taxation’’:

Ordinary income dividends and distributions paid by the Trust to shareholders who are non-resident aliens will generally be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.

The following disclosure hereby replaces the fourth sentence of the eleventh paragraph of the section of the Trust’s Statement of Additional Information titled ‘‘Taxation’’:

However, the Trust may withhold on some of these amounts regardless of the fact that it is not required to do so. In addition, distributions of the Fund attributable to gains from sales or exchanges of ‘‘U.S. real property interests,’’ as defined in the Internal Revenue Code (including gains on the sale or exchange of shares in certain U.S. real property holding corporations) will generally be subject to U.S. withholding tax and may give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.